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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)




          Delaware                       1-7573                  73-0618660
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure

         On August 13, 2004, Parker Drilling Company issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

         (c) Exhibits.

         99.1         Press Release of Parker Drilling Company issued
                      August 13, 2004.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARKER DRILLING COMPANY


Dated: August 13, 2004                   By: /s/ James W. Whalen
                                             ----------------------------------
                                             James W. Whalen
                                             Senior Vice President and
                                             Chief Financial Officer


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                                 EXHIBIT INDEX

    Exhibit
    Number                        Description
    ------                        -----------

     99.1         Press Release of Parker Drilling Company issued
                  August 13, 2004.